UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2024

UNITED STATES LIME & MINERALS, INC.

(Exact name of registrant as specified in its charter)

TEXAS	0-4197	75-0789226
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

5429 LBJ FREEWAY, SUITE 230, DALLAS, TEXAS		75240
(Address of principal executive offices)		(Zip Code)

(972) 991-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	USLM	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated by reference herein in response to this Item.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 2, 2024, United States Lime & Minerals, Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”) in Dallas, Texas.  At the Annual Meeting, the Company’s shareholders approved the amendment and restatement of the United States Lime & Minerals, Inc. Amended and Restated 2001 Long-Term Incentive Plan (as amended and restated, the “Plan”).  The description of the Plan contained in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on March 28, 2024 (the “2024 Annual Meeting Proxy Statement”), is incorporated by reference herein in response to this Item.  The Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein in response to this Item.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s shareholders approved an amendment to Article SIXTH of the Restated Articles of Incorporation, as amended (the “Restated Articles”), to increase the Company’s number of shares of authorized common stock, par value $0.10 per share (the “Common Stock”), from 30,000,000 shares to 45,000,000 shares of Common Stock, with the 500,000 shares of authorized preferred stock, par value $5.00 per share, remaining the same (the “Charter Amendment”). The Charter Amendment and the reasons therefore are described in the 2024 Annual Meeting Proxy Statement and that description is incorporated by reference herein in response to this Item.

On May 2, 2024, the Company filed the Articles of Amendment to the Restated Articles (the “Articles of Amendment”) with the Texas Secretary of State implementing the Charter Amendment. The Articles of Amendment were effective upon filing. The Articles of Amendment are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein in response to this Item.

This Current Report on Form 8-K also includes as Exhibit 4.1 an updated Description of the Company’s Securities Registered Under Section 12 of the Securities Exchange Act of 1934, as Amended.  This description has been updated to reflect the Charter Amendment.

Item 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting, the Company’s shareholders voted on four proposals as described in the 2024 Annual Meeting Proxy Statement.  The voting results for these proposals were as follows:

Proposal 1

The following five directors were elected to serve until the 2025 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified as set forth below:

Directors	FOR	WITHHELD	BROKER NON- VOTES
Timothy W. Byrne	5,211,962	9,064	488,200
Richard W. Cardin	4,781,030	439,996	488,200
Antoine M. Doumet	4,134,200	1,086,826	488,200
Sandra C. Duhé	4,980,372	240,654	488,200
Tom S. Hawkins, Jr.	4,845,772	375,254	488,200

Proposal 2

Shareholders approved, on a non-binding advisory basis, the Company’s executive compensation as set forth below:

			BROKER NON-
FOR	AGAINST	ABSTAIN	VOTES
4,699,643	518,424	2,959	488,200
2

Proposal 3

Shareholders approved the amendment and restatement of the United States Lime & Minerals, Inc. Amended and Restated 2001 Long-Term Incentive Plan as set forth below:

			BROKER NON-
FOR	AGAINST	ABSTAIN	VOTES
5,198,971	19,671	2,384	488,200
2

Proposal 4

Shareholders approved the Charter Amendment to increase the number of shares of authorized Common Stock from 30,000,000 shares to 45,000,000 shares as set forth below:

22
			BROKER NON-
FOR	AGAINST	ABSTAIN	VOTES
5,274,926	71,285	2,500	360,515

ITEM 8.01 OTHER EVENTS

On May 6, 2024, the Company issued a News Release announcing that it will conduct a split of its outstanding shares of common stock at a ratio of 5:1 effected in the form of a stock dividend of four additional shares of common stock for each share outstanding. The dividend of shares to be issued in the stock split will be payable after the market close on July 12, 2024 to shareholders of record at the close of business on June 21, 2024. A copy of the News Release is attached hereto as Exhibit 99.1 and incorporated by reference herein in response to this Item.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

The Exhibit Index set forth below is incorporated by reference herein in response to this Item:

EXHIBIT INDEX

Exhibit Number	Exhibit
3.1	Articles of Amendment to Restated Articles of Incorporation, as amended.
4.1	Description of Securities Registered Under Section 12 of the Securities Exchange Act of 1934, as Amended.
10.1	United States Lime & Minerals, Inc. Amended and Restated 2001 Long-Term Incentive Plan
99.1	News Release of United States Lime & Minerals, Inc. dated May 6, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, United States Lime & Minerals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2024	UNITED STATES LIME & MINERALS, INC.

	By:	/s/ Michael L. Wiedemer
Michael L. Wiedemer, Vice President and
Chief Financial Officer

4